                                                                    EXHIBIT 10SS

Amended and Restated Pooling Agreement dated as of December 1, 1995 by and among the Registrant, Montgomery-Oxford Associates Limited Partnership, Waters Landing-Oxford Associates Limited Partnership and related documents dated as of December 1,1995 and May 14, 1996

                                                                    EXHIBIT 10SS


                    AMENDED AND RESTATED POOLING AGREEMENT
                   DATED AS OF DECEMBER 1, 1995 BY AND AMONG
                    NEW ENGLAND LIFE PENSION PROPERTIES IV;
                 A REAL ESTATE LIMITED PARTNERSHIP ("NELPP"),
               MONTGOMERY-OXFORD ASSOCIATES LIMITED PARTNERSHIP
                            ("MONTGOMERY-OXFORD"),
             WATERS LANDING-OXFORD ASSOCIATES LIMITED PARTNERSHIP
                           ("WATERS LANDING-OXFORD")
                       AND RELATED DOCUMENTS DATED AS OF
                       DECEMBER 1, 1995 AND MAY 14, 1996



1.   Amended and Restated Pooling Agreement

2.   Second Amendment to Partnership Agreement of Lee Partners

3.   Second Amendment to General Partnership Interest Pledge and Security
     Agreement

4. NELPP Reflections Associates Limited Partnership Agreement of Limited Partnership

5.   Payment Agreement

                    AMENDED AND RESTATED POOLING AGREEMENT
                    --------------------------------------


       This Amended and Restated Pooling Agreement (the "Agreement") dated as of December 1, 1995 is by and among New England Life Pension Properties IV; A Real Estate Limited Partnership, a Massachusetts limited partnership ("NELPP"), Montgomery-Oxford Associates Limited Partnership, a Maryland limited partnership ("Montgomery-Oxford"), Waters Landing-Oxford Associates Limited Partnership, a Maryland limited partnership ("Waters Landing-Oxford") and Largo-Oxford Limited Partnership, a Maryland limited partnership ("Largo-Oxford"), and amends, restates and supersedes in its entirety that certain Agreement dated as of March 30, 1990 (the "Original Agreement") by and among NELPP, Montgomery-Oxford, Waters Landing-Oxford, Largo-Oxford and those other entities set forth on the signature pages hereto under the caption "Withdrawing Entities." Montgomery-Oxford, Waters Landing-Oxford and Largo-Oxford are hereinafter collectively referred to as the "Oxford Entities" and individually as an "Oxford Entity."

     WHEREAS, Montgomery-Oxford is a partner in Hunt Club Partners, a Maryland general partnership; Waters Landing-Oxford is a partner in Waters Landing Partners, a Maryland general partnership; and Largo-Oxford is a partner in Largo Partners, a Maryland general partnership (Hunt Club Partners, Waters Landing Partners and Largo Partners are hereinafter collectively referred to as the "Housing Partnerships" and individually as a "Housing Partnership"); and

     WHEREAS, NELPP and the Oxford Entities wish to provide for the funding of certain obligations owed by the Oxford Entities to NELPP.

     NOW, THEREFORE, the parties hereto agree to amend and restate the Original Agreement as follows:

     1. All cash or other consideration otherwise payable to the Oxford Entities by reason of their ownership of interests in the Housing Partnerships, including without limitation (i) all distributions from the Housing Partnerships to the Oxford Entities of cash flow and proceeds of sales, refinancings or other capital transactions and (ii) the proceeds from any sale or other transfer by any Oxford Entity of its ownership interest in any Housing Partnership (subject to the further provisions of this Section 1), shall be paid as follows:

          (a) First, 100% to NELPP until NELPP shall have received an aggregate of Four Hundred Thousand Dollars ($400,000) pursuant to this Section 1(a);

          (b) Second, 100% to the Oxford Entities until the Oxford Entities shall have received an aggregate of Four Hundred Thousand Dollars ($400,000) pursuant to this Section 1(b); and

          (c) Third, 50% of cash flow only to NELPP until NELPP shall have received an aggregate of One Million Three Hundred Sixty Thousand Dollars ($1,360,000) pursuant to this Section 1(c)

(exclusive of payments pursuant to Section 1(a) above), the remaining 50% of cash flow (and all proceeds of sales, refinancings or other capital transactions and all proceeds from any sale or other transfer by any Oxford Entity of its interest in a Housing Partnership after the full satisfaction of the obligations set forth in Section 1(a) above) to be paid to the Oxford Entity or Entities entitled thereto.

     The Oxford Entities may prepay all or any portion of their obligations hereunder at any time without premium or penalty.

     This Agreement shall terminate and be of no further force and effect when NELPP shall have received all of the monies to which it is entitled pursuant to this Section 1, and upon such termination the Oxford Entities shall owe no further obligations to NELPP.

     2. As security for the prompt and complete payment and performance of its obligations under Sections 1(a) and 1(c) hereof, each Oxford Entity hereby grants to NELPP a security interest in all of its right, title and interest in and to (i) all of the cash distributions of operating cash flow payable to it by the respective Housing Partnership in which it is a partner, and (ii) with respect to its obligations under Section 1(a) hereof only, all of the cash distributions of sale and refinancing proceeds and distributions upon liquidation payable to it by the respective Housing Partnership in which it is a partner, and (iii) to the extent not otherwise included, all products and proceeds of all of the foregoing. Each Oxford Entity hereby irrevocably appoints NELPP its attorney-in-fact, which appointment is coupled with an interest, to execute and deliver such documents, including without limitation financing statements on Form UCC-1, as may be necessary or appropriate to effect the grant of this security interest. Any such financing statements shall be released upon the satisfaction of all of the obligations which they secure. Without limiting the foregoing, each Oxford Entity confirms the grant of a security interest pursuant to the Original Agreement.

     3. Each Oxford Entity hereby represents and warrants to NELPP that it owns its interest in its respective Housing Partnership free and clear of all liens, charges or encumbrances other than encumbrances in favor of ML Oxford Finance Corp., all of which are being subordinated on the date hereof to the security interest granted hereunder.

     4. Each Oxford Entity shall deliver to NELPP a copy of each of the audited financial statements for the respective Housing Partnership in which it is a partner within 10 days of receipt of such audited financial statements by the Oxford Entity.

     5. Each of the parties hereto represents and warrants to each of the other parties hereto that the person signing on behalf of such party is authorized to execute and deliver this Agreement on behalf of such party and that all corporate and/or partnership action necessary to approve the execution and delivery of this Agreement by such party has been taken.

     6. The entities set forth on the signature pages hereto under the caption "Withdrawing Entities" are executing this Agreement to signify their consent to the amendment and restatement of the Original Agreement, their withdrawal as parties hereunder and their acknowledgment that all obligations and duties owed to them under the Original Agreement have been satisfied or are hereby waived.

     7. The parties hereto agree that they will cooperate with each other and will execute and deliver, or cause to be delivered, all such other instruments and documents, and will take all such other actions as any party hereto may reasonably request from time to time in order to effectuate the provisions and purposes hereof.

     8. The sale or other disposition of the Reflections Apartments, which is owned by a partnership in which NELPP is a partner, shall not terminate any of the obligations of the Oxford Entities hereunder.

     9. This Agreement constitutes the complete and exclusive statement of the Agreement among the parties hereto regarding the subject matter hereof and supersedes the Original Agreement in all respects.

     10. This Agreement shall be construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     11. The terms and provisions of this Agreement shall be interpreted and construed without regard to, and the parties hereby expressly waive and disclaim any rule of law to the effect that ambiguous and conflicting terms or provisions contained in this Agreement shall interpreted or construed against the party which prepared this Agreement.

     12. Each of the parties hereto agrees that nothing contained herein shall constitute a waiver by any party of any rights that it may have under any other documents, except as expressly provided herein, and the provisions of all such other documents shall remain unmodified and in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement as with the date and year first above written.

                                    NEW ENGLAND LIFE PENSION
                                        PROPERTIES IV; A REAL ESTATE
                                        LIMITED PARTNERSHIP

                                    By: Fourth Copley Corp.

                                    By: /s/ Wesley M. Gardiner Jr.
                                        --------------------------------

                                    MONTGOMERY-OXFORD ASSOCIATES
                                      LIMITED PARTNERSHIP

                                    By: Oxford Investment
                                        Corporation

                                    By: /s/ James K. Lowe
                                        --------------------------------

                                    WATERS LANDING-OXFORD
                                      ASSOCIATES LIMITED PARTNERSHIP

                                    By: Oxford Investment
                                        Corporation

                                    By: /s/ James K. Lowe
                                        --------------------------------

                                    LARGO-OXFORD LIMITED PARTNERSHIP

                                    By: Oxford Investment
                                        Corporation

                                    By: /s/ James K. Lowe
                                        ------------------------------------

                            "WITHDRAWING ENTITIES"

                                    RESTON-OXFORD ASSOCIATES
                                        LIMITED PARTNERSHIP

                                    BY:  Oxford Investment
                                          Corporation



                                         By:/s/ James K. Lowe
                                            --------------------------------

                                    RESTON TWO-OXFORD
                                        LIMITED PARTNERSHIP

                                    By:  Oxford Investment
                                          Corporation

                                         By:/s/ James K. Lowe
                                            --------------------------------

                                       CENTERVILLE-OXFORD
NEW ENGLAND LIFE PENSION                 LIMITED PARTNERSHIP
  PROPERTIES III; A REAL
  ESTATE LIMITED PARTNERSHIP           By:  Oxford Investment
                                              Corporation

By:  Copley Properties                      By:/s/ James K. Lowe
       Company III, Inc.                       ------------------------------

     By:/s/ Wesley M. Gardiner Jr.
        --------------------------

NEW ENGLAND PENSION                    SYRACUSE-OXFORD LIMITED
  PROPERTIES V; A REAL                     PARTNERSHIP
  ESTATE LIMITED PARTNERSHIP
                                       By:  Oxford Equities
By:  Fifth Copley Corp.                       Corporation


     By:/s/ Wesley M. Gardiner Jr.               By:/s/ James K. Lowe
        --------------------------            -------------------------------
                                       WATERS LANDING - TWO OXFORD
                                         LIMITED PARTNERSHIP

                                       By:  Oxford Equities
                                              Corporation

                                            By:/s/ James K. Lowe
                                               ------------------------------

                                       LEE-OXFORD
                                         LIMITED PARTNERSHIP

                                       By:  OAMCO XIII, L.L.C.

                                            By:/s/ James K. Lowe
                                              -------------------------------

     New England Mutual Life Insurance Company withdraws from that certain Agreement dated as of March 30, 1990 among certain entities affiliated with Oxford Development Corporation and certain entities advised by Copley Real Estate Advisors, Inc. (the "Agreement") and acknowledges that all obligations and duties owed to it under the Agreement have been satisfied or hereby waived.

                              NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

                              By:  CREA, Limited Partnership



                                   By: /s/ Helen Poorman
                                      --------------------------------

     Copley Investors Limited Partnership and ONI Associates hereby withdraw from that certain Agreement dated as of March 30, 1990 among certain entities affiliated with Oxford Development Corporation and certain entities advised by Copley Real Estate Advisors, Inc. (the "Agreement") and acknowledges that all obligations and duties owed to them under the Agreement have been satisfied or hereby waived.

                           COPLEY INVESTORS LIMITED PARTNERSHIP

                           By:  Copley Management Partnership

                                By:  Copley Advisors, Inc.



                                By: /s/ROBERT J. PLUMB
                                   --------------------------------
                                      ROBERT J. PLUMB
                                      MANAGING DIRECTOR

                          ONI ASSOCIATES

                           By:  Copley Investors Limited
                                Partnership

                                By: Copley Management
                                    Partnership

                                    By:  Copley Advisors, Inc.



                                         By: /s/ ROBERT J. PLUMB
                                            ------------------------------
                                            ROBERT J. PLUMB
                                            MANAGING DIRECTOR

     Copley Real Estate Advisors, Inc. hereby withdraws from that certain Agreement dated as of March 30, 1990 among certain entities affiliated with Oxford Development Corporation and certain entities advised by Copley Real Estate Advisors, Inc. (the "Agreement") and acknowledges that all obligations and duties owed to it under the Agreement have been satisfied or hereby waived.

                                             COPLEY REAL ESTATE ADVISORS, INC.



                                             By: /s/ PETER P. TWINING
                                                --------------------------------
                                                PETER P. TWINING
                                                MANAGING DIRECTOR

                                 LEE PARTNERS

                               Second Amendment
                                      to
                     Partnership Agreement of Lee Partners


     WHEREAS, Lee Partners is a Maryland general partnership (the "Partnership") governed by a Partnership Agreement dated as of August 1, 1986, as amended by a First Amendment to Lee Partners Partnership Agreement dated as of October 7, 1986 (as so amended, the "Agreement");

     WHEREAS, effective as of this date, the partners of the Partnership, New England Life Pension Properties IV; A Real Estate Limited Partnership, a Massachusetts limited partnership ("NELPP IV"), and Lee-Oxford Limited Partnership, a Maryland limited partnership ("Lee-Oxford"), desire to evidence
(i) the distribution to Lee-Oxford of its entire interest in the Partnership and the contribution of such interest to NELPP Reflections Associates Limited Partnership, a Massachusetts limited partnership ("NRALP"), (ii) the distribution to NELPP IV of a 2% interest in the Partnership and the contribution of such interest to NRALP; and (iii) the substitution of NRALP for Lee-Oxford as a partner of the Partnership; and

     WHEREAS, NELPP IV and NRALP desire to amend the Agreement to provide that NELPP IV be the managing general partner of the Partnership, and to revise the terms and conditions of the Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement as follows:

     1. Section 1.3 is hereby deleted in its entirety, substituting therefor the following:

     "Section 1.3  Principal Office.  The principal office of the Partnership
                   -----------------
shall be located in care of New England Life Pension Properties IV; A Real Estate Limited Partnership, c/o Copley Real Estate Advisors, Inc., 399 Boylston Street, Boston, Massachusetts 02116. The Managing General Partner may, at any time and from time to time, change the location of the Partnership's principal place of business and establish such additional place or places of business of the Partnership as it may determine."

     2. NELPP IV shall be the managing general partner (the "Managing General Partner") of the Partnership. The Managing General Partner and NRALP are herein collectively referred to as the "Partners."

     3. Sections 2.6 and 2.10 of the Agreement are hereby deleted in their entirety.

     4. Section 3.6 of the Agreement is hereby amended to provide that the Interests of the Partners shall be:

          NELPP IV           58%
          NRALP              42%

     5. The duties and responsibilities of "Developer" pursuant Sections 5.3, 6.1, 8.1, 8.2, 8.3, 8.4, 8.6, and 8.9 of the Agreement shall instead be performed by NELPP IV, and all references in said Sections to "Developer" shall instead be to "NELPP IV", and the references therein to "NELPP IV" shall instead be to "NRALP."

     6. Sections 9.1 through 9.9 of the Agreement are hereby deleted in their entirety, substituting therefor the following:

                          "MANAGEMENT AND OPERATIONS
                          --------------------------

          Section 9.1  Management of the Partnership.
                       -----------------------------
Notwithstanding any term or provision of this Agreement to the contrary, the overall management and control of the business and affairs of the Partnership shall be vested solely in the Managing General Partner. Except as expressly provided below, the Managing General Partner, acting alone, shall have complete authority to make any and all decisions, execute and deliver any and all agreements, documents, certificates and other instruments and take any and all actions on behalf of the Partnership including, without limitation, the authority (a) to acquire by purchase, lease, exchange or otherwise, and to sell, finance, refinance, encumber and otherwise deal with, any real or personal property and (b) to borrow money and issue evidences of indebtedness or to guarantee loans and to secure the same by mortgage, deed of trust, pledge or other lien on any assets or property of the Partnership and to pay, prepay, extend, amend or otherwise modify the terms of any such borrowings. Without limiting the generality of the foregoing, the authority of the Managing General Partner shall include the authority to sell all or substantially all of the Project (other than to an Affiliate of the Managing General Partner, which shall require the consent of NRALP), all on such terms and conditions as the Managing General Partner shall determine in its sole discretion.

     Notwithstanding the foregoing provisions of this Section 9.1, the consent of NRALP shall be required (i) prior to the admittance of an additional general partner to the Partnership and the admittance of a successor general partner in the event NELPP IV for any reason ceases to act as the Managing General Partner; and (ii) in connection with any transaction, the effect of which would be to decrease the Interest of NRALP to a greater proportionate degree than the Interest of the Managing General Partner is decreased in connection with such transaction, whether the proposed transaction is with an unrelated, third party or with an Affiliate of the Managing General Partner.

     The Managing General Partner shall cause to be prepared and shall make available to NRALP, as soon as it is available, an annual business plan or annual management plan in connection with the Project, and shall keep NRALP informed of any decisions made by the Managing General Partner having a material effect on the Project as a whole. The Managing General Partner shall use reasonable efforts in performing its duties under this Section and under Article
8. Whenever reasonably requested by NRALP, the Managing General Partner shall render a just and faithful account of all dealings and transactions relating to the business of the Partnership. The Managing General Partner shall receive no compensation from the Partnership for the services provided under the Agreement, except as may be otherwise provided herein.

          Section 9.2  Limitations on NRALP.  Except as otherwise expressly
                       --------------------
provided herein, NRALP shall not: (a) be permitted to take part in the control of the business or affairs of the Partnership; (b) have any voice in the management or operation of the Partnership's business or property; or (c) have the authority or power in its capacity as a Partner to act as an agent for or on behalf of the Partnership or any other partner, to do any act which would be binding on the Partnership or any other Partner, or to incur any expenditures on behalf of or with respect to the Partnership.

          Section 9.3   Delegation of Duties.  The Managing General Partner may
                        --------------------
at any time and from time to time, at Partnership expense, subcontract out or delegate all or any portion of its duties under the Agreement to a property manager, which property manager may be an Affiliate of a Partner, or may cause the Partnership to engage a property manager, which property manager may perform some or all of the Managing General Partner's duties hereunder. Notwithstanding anything to the contrary in the

Agreement, the Managing General Partner shall not have any liability to NRALP for failure to perform any of its duties under the Agreement, including, without limitation, Articles 8 and 9 hereof, to the extent that the Managing General Partner shall have so delegated such duties."

     7. Sections 11.1 and 11.2 of the Agreement are hereby deleted in their entirety, substituting therefor the following:

     "Section 11.1  Restrictions on Transfer.  Except as expressly provided for
                    ------------------------
in this Agreement, no Partner may, without the consent of the other Partner, sell, convey, transfer, assign, mortgage, pledge, hypothecate or otherwise encumber in any way ("transfer") all or any portion of its Interest or any
                      --------
interest it may have in any property of the Partnership, or withdraw or retire from the Partnership. Any such attempted transfer, withdrawal or retirement not permitted hereunder shall be null and void. A transfer of a general partnership interest in the limited partner in NRALP shall be a transfer for the purpose of this Section 11.1 unless, following such transfer of a general partnership interest, OIC, ODC or any of its Affiliates and/or Leo E. Zickler, is the managing general partner with the power to make all business decisions concerning the limited partner of NRALP; a transfer of a limited partnership interest in the limited partner in NRALP shall also be a transfer for the purpose of this Section 11.1 but shall be permitted so long as (A) effected through an offering not constituting (i) an offering requiring compliance with Regulation D promulgated under the Securities Act of 1933 or (ii) a public offering under the Securities Act of 1933 or requiring compliance with state "Blue Sky" laws or (B) consented to by NELPP IV in advance, such consent not to be unreasonably withheld or delayed.

     Section 11.2  [Intentionally Omitted.]"

     8. Section 13.3 of the Agreement is hereby amended to provide that NELPP IV shall be, or have the right to designate, the "Liquidating Trustee".

     9. Section 14.1 of the Agreement is hereby amended by deleting the words "and in the case of Developer to:" and the indented portion of Section 14.1 which follows such words, substituting therefor the following:

     "and in the case of NRALP to:

          c/o Copley Real Estate Advisors, Inc.
          399 Boylston Street
          Boston, Massachusetts 02116
          Attention:  General Counsel

     with a copy to:

          Oxford Realty Financial Group, Inc.
          7200 Wisconsin Avenue, Suite 1100
          Bethesda, Maryland 20814
          Attention:  General Counsel"

     10. Section 14.19 of the Agreement and Exhibit J to the Agreement are hereby deleted in their entirety.

     11. In the event of a conflict between the provisions of this instrument and the Agreement, the terms and conditions set forth in this instrument shall control.

     12. NELPP IV and Lee-Oxford hereby mutually release, waive, discharge, remise and forever relinquish all claims, demands, obligations, liabilities and causes of action of whatever kind or nature which each has or may have or might assert now or in the future against each other or any one or more of their respective officers, directors, shareholders, representatives, employees, agents, partners, attorneys, accountants, consultants, successors and assigns directly or indirectly, arising out of, based upon or in any manner connected with the Partnership and the Agreement prior to the date hereof, other than (i) any matters arising out of fraud or willful misconduct, (ii) warranties and representations made in and continuing obligations under the Agreement, as amended by this Second Amendment to Partnership Agreement, and (iii) the obligations of Lee-Oxford and its affiliates pursuant to the NELPP IV Note and NELPPIV Security Documents (both as defined in the Agreement), including without limitation the Guarantee Agreement from Oxford Development Corporation in favor of NELPP IV dated as of August 1, 1986 and any documents related thereto, and
(iv) any rights of contribution which each may have against the other in respect of claims made by unaffiliated and unrelated third parties against the Partnership.

     13. That certain guaranty of Completion and Payment dated as of August 1, 1986 from Oxford Development Corporation and Oxford Construction Services, Inc. in favor of the Partnership is hereby cancelled and discharged in its entirety.

     14. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     15. The parties hereto intend that no termination or dissolution of the Partnership be caused by or result from this Amendment to the Second Agreement or the transactions referred to herein.

     16. This Second Amendment to the Partnership Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Second Amendment to the Partnership Agreement, binding on all the parties hereto notwithstanding that all parties have not signed the same counterpart.

     Executed to take effect as a sealed instrument as of the 14th day of May, 1996.

Managing General Partner:

NEW ENGLAND LIFE PENSION PROPERTIES IV;
A REAL ESTATE LIMITED PARTNERSHIP,
a Massachusetts general partnership

By:  Fourth Copley Corp., a
     Massachusetts corporation, its
     Managing General Partner


     By: /s/ Wesley M. Gardiner, Jr.
        -------------------------------
     Name: WESLEY M. GARDINER, JR.
          -----------------------------
     Title: Vice President
           ----------------------------


Newly Admitted Partner:

NELPP REFLECTIONS ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership

By:  New England Life Pension Properties IV;
     A Real Estate Limited Partnership,
     a Massachusetts limited partnership,
     its sole general partner

     By:  Fourth Copley Corp., a
          Massachusetts corporation,
          its Managing General Partner


          By: /s/ Wesley M. Gardiner, Jr.
             -------------------------------
          Name: WESLEY M. GARDINER, JR.
               -----------------------------
          Title: Vice President
                ----------------------------

Withdrawing Partner:

LEE-OXFORD LIMITED PARTNERSHIP,
 a Maryland limited partnership

By:  OAMCO XIII, L.L.C.,
     a Maryland limited liability
     company, Its General Partner


     By:  /s/ James K. Lowe
         -----------------------------

     Name:  James K. Lowe
            --------------------------

     Title:  Vice President
             -------------------------



By:  Leo E. Zackler
     ----------------------------
     Leo E. Zickler,
     Its General Partner

                    SECOND AMENDMENT TO GENERAL PARTNERSHIP
                    INTEREST PLEDGE AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO GENERAL PARTNERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT is made and entered into as of May 14, 1996 by and among NEW ENGLAND LIFE PENSION PROPERTIES IV; A REAL ESTATE LIMITED PARTNERSHIP, a Massachusetts limited partnership (the "Secured Party") and LEE-OXFORD LIMITED PARTNERSHIP, a Maryland limited partnership (the "Debtor").

                                  WITNESSETH

     WHEREAS, Lee Partners is a Maryland general partnership, governed by a certain Partnership Agreement (together with all amendments thereto, the "Partnership Agreement") dated as of August 1, 1986, by and between Debtor and Secured Party, as amended by the First Amendment to Lee Partners Partnership Agreement dated as of October 7, 1986 and the Second Amendment to Lee Partners Partnership Agreement as of even date herewith.

     WHEREAS, NELPP Reflections Associates Limited Partnership ("NRALP") is a Massachusetts limited partnership governed by that certain Agreement of Limited Partnership of even date herewith between Debtor and Secured Party, as partners.

     WHEREAS, Secured Party made a loan to Debtor in the principal amount of up to $5,790,000 (the "Loan") under a certain Term Loan Agreement among the Borrower and Secured Party, as amended by the First Amendment to Term Loan Agreement dated October 7, 1986, as evidenced by a Promissory Note from Borrower to Secured Party dated August 15, 1986, as amended by an Allonge to Promissory Note between Borrower and Secured Party dated as of October 7, 1986, a Second Allonge to Promissory Note between Debtor and Secured Party dated as of March 30, 1990, and a Second Allonge to Promissory Note between Borrower and Secured Party dated as of May 1, 1992.

     WHEREAS, the Loan is secured by a General Partnership Interest Pledge and Security Agreement dated August 1, 1986, as amended by the First Amendment to General Partnership Interest Pledge and Security Agreement dated October 4, 1986 (the "Pledge and Security Agreement"), pursuant to which Debtor assigned to Secured Party as collateral its general partnership interest in Lee Partners and in all proceeds thereof.

     WHEREAS, pursuant to the Second Amendment to Partnership Agreement of Lee Partners of even date herewith: (i) Debtor assigned its entire interest in Lee Partners to NRALP and received in exchange therefor a limited partnership interest in NRALP, (ii) Secured Party contributed 2% of its interest in Lee Partners to NRALP and received in exchange therefor a general partnership interest in NRALP, and (iii) NRALP was substituted for Debtor as a partner of Lee Partners.

     WHEREAS, Debtor and Secured Party desire to amend the Pledge and Security Agreement to confirm that Secured Party has a security interest in Debtor's interest in NRALP received by the Debtor in exchange for its assignment of its interest in Lee Partners to NRALP.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Pledge and Security Agreement as follows:

     1. The definition of Collateral, contained in paragraph D of the Recitals of the General Partnership Interest Pledge and Security Agreement dated as of August 1, 1986 is hereby amended by deleting sub-paragraph (i) in its entirety and replacing it with the following: "(i) that the Debtor assign its limited partnership interest in NELPP Reflections Associates Limited Partnership, a Massachusetts limited partnership, including, without limitation, all of the Debtor's rights in and to the profits, income, distributions therefrom, and any proceeds derived therefrom (collectively, the "Collateral") to Secured Party,
                                               ----------
and".

     2. Except as expressly amended hereby, all of the terms, covenants and conditions of the Pledge and Security Agreement are hereby confirmed and acknowledged to be in full force and effect. Without limiting the foregoing, the Debtor confirms its grant of security interest to Secured Party in the Collateral (as defined in the Pledge and Security Agreement, as amended) as amended by this Second Amendment to General Partnership Pledge and Security Agreement.

     IN WITNESS WHEREOF, the Secured Party and Debtor have executed this Second Amendment to General Partnership Interest Pledge and Security Agreement by causing their names to be hereunto subscribed all as of the day and year first written above.

(DEBTOR)                           LEE-OXFORD LIMITED PARTNERSHIP,
                                   a Maryland limited partnership

ATTEST:                            By: OXFORD INVESTMENT CORPORATION,
                                   a Maryland corporation
                                   Its General Partner

By:    /s/ SUSAN R. ETHERTON       By:    /s/ JAMES K. LOWE
      -----------------------             ----------------------------
Name:  Susan R. Etherton           Name:  James K. Lowe
      -----------------------             ----------------------------
Title: Vice President              Title: Vice President
      -----------------------             ----------------------------

(SECURED PARTY)                    NEW ENGLAND LIFE PENSION PROPERTIES
                                   IV; A REAL ESTATE LIMITED
                                   PARTNERSHIP, a Massachusetts limited
                                   partnership

ATTEST:                            By: FOURTH COPLEY CORP.,
                                   Its General Partner

By:    /s/ JAY CORNFORTH           By:    /s/ WESLEY M. GARDINER, JR.
      -----------------------            ---------------------------
Name:  Jay Cornforth               Name:  Wesley M. Gardiner, JR.
      ------------------------           ---------------------------
Title: Investment Manager          Title: Vice President
      ------------------------           ---------------------------

               NELPP REFLECTIONS ASSOCIATES LIMITED PARTNERSHIP

                       AGREEMENT OF LIMITED PARTNERSHIP
                       --------------------------------


     This Agreement of Limited Partnership (this "Agreement") of NELPP Reflections Associates Limited Partnership, a Massachusetts limited partnership (the "Partnership"), is entered into as of the 14th day of May, 1996, by New England Life Pension Properties IV; A Real Estate Limited Partnership, a Massachusetts limited partnership (the "General Partner"), as general partner, and Lee-Oxford Limited Partnership, a Maryland limited partnership (the "Limited Partner"), as limited partner. The General Partner and the Limited Partner are sometimes hereinafter referred to collectively as the "Partners" and individually as a "Partner."

     The Partners desire to organize the Partnership as a Massachusetts limited partnership, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in consideration of the agreements hereinafter set forth, the parties hereby agree as follows:


                                   ARTICLE I

                              GENERAL PROVISIONS

     1.01 Formation of Limited Partnership.  The parties hereby agree to form
          --------------------------------
the Partnership as a Massachusetts limited partnership upon the filing of a Certificate of Limited Partnership for the Partnership in the Office of the Secretary of Commonwealth of Massachusetts pursuant to the Massachusetts Uniform Limited Partnership Act (the "Act").

     1.02 Name of the Partnership.  The name of the Partnership shall be "NELPP
          -----------------------
Reflections Associates Limited Partnership," or such other name as the General Partner may from time to time determine. The General Partner shall cause to be filed on behalf of the Partnership such partnership or assumed or fictitious name certificate or certificates as may from time to time be required by law.

     1.03 Business of the Partnership.  The business of the Partnership and its
          ---------------------------
purpose are to own a general partnership interest in a Maryland general partnership known as "Lee Partners" (the "Project Partnership"); and to engage in any and all activities directly or indirectly related thereto.

     1.04 Place of Business of the Partnership; Resident Agent.  The
          ----------------------------------------------------
Partnership's office in Massachusetts shall be located in care of Copley Real Estate Advisors, Inc., 399 Boylston Street, Boston, Massachusetts 02116. Fourth Copley Corp., 399 Boylston Street, Boston, Massachusetts 02116 is the Partnership's agent for service of process. The General Partner may, at any time and from time to time, (a) change the location of the Partnership's principal place of business and establish such additional place or places of business of the Partnership as it may determine, and/or (b) change the Partnership's agent for service of process in Massachusetts, and in each case shall provide written notice of such change to the other Partners.

     1.05 Duration of the Partnership.  The term of the Partnership shall
          ---------------------------
commence upon the filing of a Certificate of Limited Partnership of the Partnership in the Office of the Secretary of State of the Commonwealth of Massachusetts, and shall continue until December 31, 2046, unless terminated at an earlier date in accordance with Article VII hereof.

     1.06 Partners' Names and Addresses.
          -----------------------------

          (a) The name and business address of the General Partner is New England Life Pension Properties IV; A Real Estate Limited Partnership, c/o Copley Real Estate Advisors, Inc., 399 Boylston Street, Boston, Massachusetts 02116.

          (b) The name and business address of the Limited Partner is Lee-Oxford Limited Partnership, c/o Oxford Realty Financial Group, Inc. 7200 Wisconsin Avenue, Suite 1100, Bethesda, Maryland 20814.

     1.07 Title to Partnership Property.  All property owned by the Partnership,
          -----------------------------
whether real or personal, tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually, shall have any ownership of such property. The Partnership may hold any of its assets in its own name or in the name of its nominee, which nominee may be one or more trusts. Any property held by a nominee trust for the benefit of the Partnership shall, for purposes of this Agreement, be treated as if such property were directly owned by the Partnership.

     1.08 Nature of Partnership Interest.  The interests of all of the Partners
          ------------------------------
in the Partnership are personal property and shall not, under any circumstances, be considered real property.

                                  ARTICLE II

                   CAPITAL CONTRIBUTIONS, PROFITS AND LOSSES

     2.01 Capital Contributions.
          ---------------------

          (a) By execution of this Agreement, on the date hereof, the General Partner is hereby assigning to the Partnership all of its right, title and interest in and to, and contributing to the capital of the Partnership, a 2% general partnership interest in the Project Partnership. In addition, upon liquidation of the General Partner's interest in the Partnership (including upon liquidation of the Partnership), the General Partner shall contribute to the capital of the Partnership within the time periods set forth in Treasury Regulation Section 1.704-1(b)(2(ii)(b)(3) an amount equal to the lesser of (i) its negative Capital Account balance, if any, (determined by assuming that all of the Partnership's assets are sold at their respective fair market values on the date of the liquidation and all items of Net Profits or Net Losses for the taxable period ending on such date are made) or (ii) the excess of (A) 1.01% of the total capital contributions of the Limited Partners over (B) the aggregate amount of capital previously contributed to the Partnership by the General Partner.

          (b) By execution of this Agreement, on the date hereof, the Limited Partner is hereby assigning to the Partnership all of its right, title and interest in and to, and contributing to the capital of the Partnership, a 40% general partnership interest in the Project Partnership. Such interest represents the Limited Partner's entire partnership interest in the Project Partnership.

          (c) Immediately following the above-described contributions to the Partnership made by the General Partner and the Limited Partner, the Partnership was admitted to the Project Partnership in respect of its interests therein.

          (d) Additional partners may be admitted to the Partnership only with the consent of all Partners.

          (e) Except as provided in this Section 2.01 and in Section 4.05, no Partner shall be obligated or permitted to contribute any additional capital to the Partnership. No interest shall accrue on any contributions to the capital of the Partnership, and no Partner shall have the right to withdraw or to be repaid any capital contributed by it or to receive any other payment in respect of its interest in the Partnership, including without limitation as a result of the withdrawal of such Partner from the Partnership, except as specifically provided in this Agreement.

          (f) The Partners acknowledge and agree that the Limited Partner's general partnership interest in the Project Partnership has been pledged to the General Partner pursuant to a General Partnership Interest Pledge and Security Agreement between the General Partner and the Limited Partner dated as of August 1, 1986, as amended by the First Amendment to General Partnership Interest Pledge Security Agreement between the General Partner and Limited Partner dated as of October 7, 1986 (as so amended, the "Security Agreement"). The Partners hereby consent (i) to the amendment, effective as of the date hereof, of the Security Agreement to effect the substitution of the Limited Partner's interest in the Partnership as the security pledged thereunder and (ii) to the pledge described therein.

     2.02 Definitions.  For purposes of this Agreement, the following terms
          -----------
shall have the meanings ascribed to them in this Section 2.02:

          (a) "Capital Account" means a separate account maintained for each Partner and adjusted in accordance with Regulations under Section 704 of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent consistent with such Regulations, the adjustments to such accounts shall include the following: There shall be credited to each Partner's Capital Account the amount of any cash or the net fair market value of any property actually contributed by such Partner to the capital of the Partnership and such Partner's share of the Net Profits of the Partnership and of any items in the nature of income or gain separately allocated to the Partners; and there shall be charged against each Partner's Capital Account the amount of any cash and the net fair market value of any property distributed to such Partner and such Partner's share of the Net Losses of the Partnership and of any items in the nature of losses or deductions separately allocated to the Partners.

          (b) "Carrying Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, provided, however, that in the circumstances described in Treasury Regulation Section 1.704-1(b)(2)(iv)(d) and
(f), the Carrying Value of an asset shall be adjusted to such asset's fair market value and shall thereafter be adjusted in accordance with the provisions of Treasury Regulation Section 1.704-1(b)(2)(iv)(g).

          (c) "Excess Negative Balance" for a Partner means the excess, if any, of (i) the negative balance in a Partner's Capital Account after reducing such balance by the net adjustments, allocations and distributions described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6) which, as of the end of the Partnership's taxable year are reasonably expected to be made to such Partner, over (ii) the sum of (A) the amount, if any, which the Partner is required to restore to the Partnership upon liquidation of such Partner's interest in the Partnership (or which is so treated pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c)), and (B) that portion of any indebtedness of the Partnership (other than "partner nonrecourse debt" as defined in Treasury Regulation Section 1.704-2(d)) with respect to which the Partner bears the economic risk of loss that such indebtedness would not be repaid out of the Partnership's assets if all of the Partnership's assets were sold at their respective Carrying Values as of the end of the fiscal year or other period and the proceeds from the sales, together with any amounts described in clause (A) above, were used to pay the Partnership's liabilities.

          (d) "Net Profits" and "Net Losses" mean the taxable income or loss, as the case may be, as determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be separately stated pursuant to Code Section 703(a)(1) shall be included in taxable income or loss) computed with the following adjustments:

               (i) Items of gain, loss, and deduction shall be computed based upon the Carrying Values of the Partnership's assets (in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv)(g)) rather than upon the assets' adjusted bases for federal income tax purposes;

               (ii) Any tax-exempt income received by the Partnership shall be included as an item of gross income;

               (iii) The amount of any adjustments to the Carrying Values of any assets of the Partnership pursuant to Code Section 743 shall not be taken into account; and

               (iv)      Any expenditure of the Partnership described in Code
          Section 705(a)(2)(B) (including any expenditures treated as being described in Section 705(a)(2)(B) pursuant to Treasury Regulations under Code Section 704(b)) shall be treated as a deductible expense.

     2.03 General Allocations of Net Profits and Net Losses.  Except as
          -------------------------------------------------
provided in Sections 2.04 and 2.05 below (which shall be applied first), the Net Profits and Net Losses of the Partnership for any year shall be allocated among the Partners as follows:

                    General Partner                     5.0%
                    Limited Partner                    95.0%

     2.04 Allocations of Nonrecourse Deductions and Minimum Gain.
          ------------------------------------------------------
Notwithstanding the provisions of Section 2.03 above, if at any time the Partnership incurs any "nonrecourse debt" (i.e. debt that is treated as nonrecourse for purposes of Treasury Regulation Section 1.1001-2), the following provisions will apply notwithstanding anything to the contrary expressed elsewhere in this Agreement:

          (i) "Nonrecourse deductions" (as defined in Treasury Regulation Sections 1.704-2(b) and (c)) other than deductions attributable to "partner nonrecourse debt" (as defined in Treasury Regulation Section 1.704-2(b)(4)) shall be allocated in the same manner as are Net Profits or Net Losses;

          (ii) Nonrecourse deductions attributable to partner nonrecourse debt shall be specially allocated to the Partner or Partners that bear the economic risk of loss associated with the debt;

          (iii) If in any year there is a net decrease in "partnership minimum gain" (as defined in Treasury Regulation Section 1.704-2(d)) or "partner nonrecourse debt minimum gain" (as defined in Treasury Regulation Section 1.704-2(i)(3), Partners will be specially allocated items of income or gain for such year (and/or subsequent years to the extent necessary) in accordance with the "minimum gain chargeback" provisions of Treasury Regulation Section 1.704-2(f) and/or Treasury Regulation Section 1.704-2(i)(5); and

          (iv) For purposes of calculating a Partner's Excess Negative Balance, the Partner's share of minimum gain and of partner nonrecourse debt minimum gain (as determined pursuant to Treasury Regulation Sections 1.704-2(g) and 1.704-2(i)(5), respectively) shall be treated as additional amounts that the Partner is obligated to contribute to the Partnership.

     2.05 Overriding Allocations of Net Profits and Net Losses.  Notwithstanding
          ----------------------------------------------------
the provisions of Section 2.03 above, but subject to the provisions of Section
2.04 above, the following allocations of Net Profits and Net Losses and items thereof shall be made:

          (a) If, during any year a Partner receives any adjustment, allocation or distribution described in Treasury Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), and, as a result of such adjustment, allocation or distribution, such Partner's Capital Account has an Excess Negative Balance, then items of gross income (computed with the adjustments set forth in clauses (i), (ii) and (iii) of Section 2.02(d) hereof) for such year (and, if necessary, subsequent years) shall be allocated to such Partner in an amount equal to such Partner's Excess Negative Balance.

          (b) In no event shall Net Losses of the Partnership be allocated to a Partner if such allocation would cause or increase an Excess Negative Balance in such Partner's Capital Account.

          (c) In the event that Net Profits, Net Losses or items thereof are allocated to one or more Partners pursuant to paragraphs (a) or (b) above, subsequent Net Profits and Net Losses will be allocated (subject to the provisions of paragraphs (a) and (b)) to the Partners in a manner designed to result in each Partner having a Capital Account balance equal to what it would have been had the original allocation of Net Profits, Net Losses or items thereof pursuant to paragraphs (a) or (b) not occurred.

          (d) Except as provided in Section 2.04 and Sections 2.05(a) and (b), the interest of the General Partner in each item of Partnership income, gain, loss, deduction, or credit will be equal to at least one percent (1%) of each of those items at all times during the existence of the Partnership.

          (e)  Except as otherwise provided herein or as required by Code
Section 704, for tax purposes, all items of income, gain, loss, deduction or credit shall be allocated to the Partners in the same manner as are Net Profits and Net Losses; provided, however, that if the Carrying Value of any property of the Partnership differs from its adjusted basis for tax purposes, then items of income, gain, loss, deduction or credit related to such property for tax purposes shall be allocated among the Partners so as to take account of the variation between the adjusted basis of the property for tax purposes and its Carrying Value in the manner provided for under Code Section 704(c).


                                  ARTICLE III

                              CASH DISTRIBUTIONS

     3.01 Definitions.  For purposes of this Agreement, the term "Distributable
          -----------
Cash" means, with respect to any fiscal period, the excess of all cash receipts of the Partnership from any source whatsoever, including distributions from the Project Partnership, cash from normal operations, sales of assets, proceeds of borrowings, capital contributions of the Partners, proceeds from a capital transaction, and any and all other sources over the sum of cash disbursements for all items which are customarily considered to be "operating expenses".

     3.02 Distribution of Distributable Cash and Net Proceeds Upon Liquidation.
          --------------------------------------------------------------------
Except as provided in Section 7.02(b) below, Distributable Cash of the Partnership shall be distributed to the Partners, at such times and in such amounts as the General Partner may determine, as follows: 5% to the General Partner and 95% to the Limited Partner.


                                  ARTICLE IV

                                  MANAGEMENT

     4.01 Management of the Partnership.
          -----------------------------

          (a) The management and control of the business and affairs of the Partnership shall be vested solely in the General Partner. Specifically, but not by way of limitation, the General Partner shall be authorized in the name of and on behalf of the Partnership, or in its own name and on its own behalf, as appropriate:

               (i) to pay, extend, renew, modify, adjust, submit to arbitration, prosecute, defend or compromise, upon such terms as it may determine and upon such evidence as it may deem sufficient, any obligation, suit, liability, cause of action or claim, including taxes, either in favor of or against the Partnership;

               (ii) to pay all organizational expenses and general and administrative expenses of the Partnership;

               (iii) to engage in any kind of activity and to perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the Partnership;

               (iv) to pay any and all fees and to make any and all expenditures which it, in its sole discretion, deems necessary or appropriate in connection with the organization of the Partnership, the management of the affairs of the Partnership, and the carrying out of its obligations and responsibilities under this Agreement;

               (v) to exercise all powers and authority granted by the Act to general partners, except as otherwise provided in this Agreement;

               (vi) to cause to be obtained and continued in force all policies of insurance required by any mortgage, lease or other agreement relating to the Partnership's business or any part thereof, or determined by the General Partner to be in the best interest of the Partnership; and

               (vii) to cause to be paid any and all taxes, charges and assessments that may be levied, assessed or imposed upon any of the assets of the Partnership, unless the same are contested by the General Partner.


The General Partner shall be authorized, in the name and on behalf of the Partnership, to hire, employ, deal with, or otherwise engage in business with itself or any of its Affiliates, but only with the prior approval of the Limited Partner. For purposes of this Agreement, the term "Affiliate" shall mean, with respect to any specified person of entity, (i) any person or entity that directly or indirectly controls, is controlled by, or is under common control with such specified person or entity; (ii) any person or entity that directly or indirectly controls 10% or more of the outstanding equity securities of the specified entity or of which the specified person or entity is directly or indirectly the owner of 10% or more of any class of equity securities; (iii) any person or entity that is an officer of, director of, partner in, or trustee of, or serves in a similar capacity with respect to, the specified person or of which the specified person or entity is an officer, director, partner or trustee, or with respect to which the specified person or entity serves in a similar capacity; or (iv) any person that is a member of the immediate family of the specified person ("immediate family" as used herein shall mean spouse, mother, father, brother, sister or lineal descendant).

          (b) Notwithstanding the foregoing, the General Partner shall not take any of the following actions without the prior approval of the Limited Partner:

               (i) Authorizing the Partnership to authorize or cause the Project Partnership to admit any person or entity to the Project Partnership as an additional or substitute general partner;

               (ii) Admitting to the Partnership any person or entity as an additional or substitute Partner of the Partnership;

               (iii) Approving any transaction by the Project Partnership, the effect of which would be to decrease the interest of the Partnership therein to a greater proportionate degree than the interest of any other partner of the Project Partnership would be decreased in connection with such transaction, whether the proposed transaction is with an unrelated, third party or with an Affiliate (as defined in the Partnership Agreement of the Project Partnership) of any partner;

               (iv) Authorizing or causing the Partnership to withdraw from the Project Partnership; or

               (v) Authorizing the Partnership to consent to the sale of all or substantially all of the project owned by the Project Partnership to an Affiliate of the General Partner.

          (c) The General Partner shall be the tax matters partner for the Partnership pursuant to Code Sections 6221 through 6231.

          (d) The General Partner shall make available to the Limited Partner, as soon as it is available, any annual business plan or annual management plan prepared in connection with the project owned by the Project Partnership, and shall keep the Limited Partner informed of any decisions made by the managing general partner of the Project Partnership having a material effect on the project as a whole. Whenever reasonably requested by the Limited Partner, the General Partner shall render a just and faithful account of all dealings and transactions relating to the business of the Partnership and the Project Partnership.

     4.02 Authority to Execute and Deliver Documents.  With respect to all of
          ------------------------------------------
its obligations, powers, and responsibilities under this Agreement, the General Partner is authorized, in the name and on behalf of the Partnership, to execute, deliver, and perform the terms, covenants and obligations of, such notes and other evidences of indebtedness, contracts, agreements, assignments, deeds, leases, loan agreements, mortgages, and other security instruments and agreements as it deems proper, all on such terms and conditions as it deems proper.

     4.03 Services of the General Partner.  During the existence of the
          -------------------------------
Partnership, the General Partner shall devote sufficient time, attention and effort to the Partnership business as is necessary to provide for the management of the Partnership's business in a prudent, reasonable and businesslike manner and to promote adequately the interests of the Partnership and the mutual interests of the Partners; however, it is specifically understood and agreed that the General Partner shall not be required to devote full time to Partnership business and that the General Partner may at any time and from time to time engage in and possess an interest in other business ventures of any and every type and description, including, without limitation, the ownership, operation, financing, and management of ventures which may compete with the Partnership, independently or with others, and neither the Partnership nor any Partner shall by virtue of this Agreement have any right, title or interest in or to such independent ventures.

     4.04 Liability of the General Partner; Indemnification.  The General
          -------------------------------------------------
Partner and its Affiliates shall not have any liability to the Partnership or to any Partner for any loss suffered by the Partnership which arises out of any action or inaction of any General Partner or its Affiliates if such course of conduct did not constitute gross negligence or willful misconduct of such General Partner or its Affiliates and such General Partner or its Affiliates, as the case may be, in good faith, determined that such course of conduct was in the best interests of the Partnership. The General Partner and its Affiliates shall be indemnified by the Partnership against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it with respect to actions taken by the General Partner or its Affiliates on behalf of the Partnership, provided that the same were not the result of gross negligence or willful misconduct on the part of such General Partner or its Affiliates. Notwithstanding the foregoing, neither the General Partner, nor its Affiliates nor any person acting as a broker-dealer, shall be indemnified for any losses, liabilities or expenses arising from or out of a violation of federal or state securities laws or any other intentional or criminal wrongdoing. Any indemnity under this Section 4.04 shall be paid from, and only to the extent of, Partnership assets, and no Partner shall have any personal liability on account thereof. The Partnership shall not incur the cost of that portion of any insurance, other than public liability insurance, which insures any party against any liability as to which such party is herein prohibited from being indemnified.

     4.05 Limitations on Limited Partners.  Except as otherwise expressly
          -------------------------------
provided herein, no Limited Partner shall: (a) be permitted to take part in the control of the business or affairs of the Partnership; (b) have any voice in the management or operation of the Partnership's business or property; or (c) have the authority or power in its capacity as a Limited Partner to act as an agent for or on behalf of the Partnership or any other partner, to do any act which would be binding on the Partnership or any other Partner, or to incur any expenditures on behalf of or with respect to the Partnership.

     4.06 Liability of Limited Partners.  So long as they comply with the
          -----------------------------
provisions of Section 4.05, the liability of the Limited Partners for the losses, debts and obligations of the Partnership shall be limited to their capital contributions.

     4.07 Certain Fees and Expenses.  All out-of-pocket expenses incurred by
          -------------------------
the General Partner in connection with the Partnership's business (other than overhead and similar expenses of the General Partner) shall be paid by the General Partner with no reimbursement by the Partnership.


                                   ARTICLE V

                       BOOKS, RECORDS AND BANK ACCOUNTS

     5.01 Books and Records.  The General Partner shall keep just and true
          -----------------
books of account with respect to the operations of the Partnership. Such books shall be maintained at the Partnership's principal place of business, or at such other place as the General Partner shall determine, and all Partners, and their duly authorized representatives, shall at all reasonable times have access to such books as well as any information required to be made available to the Partners under the Act. The General Partner shall not be required to deliver or mail copies of the Partnership's Certificate of Limited Partnership or copies of certificates of amendment thereto or cancellation thereof to the Limited Partner, although such documents shall be available for review and/or copying by the Limited Partner at the Partnership's principal place of business.

     5.02 Accounting Basis and Fiscal Year.  The Partnership's books shall be
          --------------------------------
kept on the accrual method of accounting, or on such other method of accounting as the General Partner (with the consent of the Limited Partner) may from time to time determine, and shall be closed and balanced at the end of each Partnership year. The same method of accounting shall be used for both Partnership accounting and tax purposes. The fiscal year of the Partnership shall be the calendar year, or such other fiscal year as the General Partner (with the consent of the Limited Partner) may from time to time determine.

     5.03 Bank Accounts.  The General Partner shall be responsible for causing
          -------------
one or more accounts to be maintained in a bank (or banks), which accounts shall be used for the payment of the expenditures incurred by the General Partner in connection with the business of the Partnership, and in which shall be deposited any and all cash receipts. All deposits and funds not needed for the operations of the Partnership may be invested in such short-term investments as the General Partner may determine. All such amounts shall be and remain the property of the Partnership, and shall be received, held and disbursed by the General Partner for the purposes specified in this Agreement. There shall not be deposited in any of said accounts any funds other than funds belonging to the Partnership, and no other funds shall in any way be commingled with such funds.

     5.04 Reports.  Within 120 days after the end of each fiscal year, the
          -------
General Partner shall cause to be prepared and sent to all Partners a financial report of the Partnership, including a balance sheet and a profit and loss statement, and, if such profit and loss statement is not prepared on a cash basis, a statement of changes in financial position, none of which need be certified by an independent certified public accountant. Within 90 days after the end of each fiscal year, the General Partner shall furnish all Partners with such information as may be needed to enable the Partners to file their federal income tax returns and any required state income tax return. The cost of all such reporting shall be paid by the General Partner. Any Partner may, at any time, at its own expense, cause an audit of the Partnership books to be made by a certified public accountant of its own selection. All expenses incurred by such accountant shall be borne by such Partner.


                                  ARTICLE VI

                      TRANSFERS OF INTERESTS OF PARTNERS

     6.01 Substitution and Assignment of Partner's Interest.
          -------------------------------------------------

          (a) Except as described in Section 2.01(f), no Partner may sell, transfer, assign, pledge, or otherwise dispose of all or any part of its interest in the Partnership (whether voluntarily, involuntarily or by operation of law) unless all other Partners shall have previously consented to such assignment in writing, the granting or denying of which consent shall be in the other Partners' absolute discretion.

     6.02 Additional or Substituted Partners.  Additional or substituted
          ----------------------------------
Partners may be admitted to the Partnership at any time upon the written consent of all Partners.

                                  ARTICLE VII

                          DISSOLUTION AND TERMINATION

     7.01 Events of Dissolution.
          ---------------------

          (a)  The Partnership shall be dissolved:

               (i)    on a date designated in writing by all Partners;

               (ii) upon the occurrence of an event of withdrawal (as defined in the Act) with respect to a General Partner;

               (iii) upon the sale or other disposition of all of the Partnership's assets; or

               (iv)   in any event, at 12:00 midnight on December 31, 2046.

          (b) Notwithstanding the occurrence of an event specified in Section 7.01(a)(ii), the Partnership shall not be dissolved and its business and affairs shall not be discontinued, and the Partnership shall remain in existence as a limited partnership under the laws of the Commonwealth of Massachusetts, if the remaining General Partner, or, if there be none, all of the Limited Partners elect within 90 days after such occurrence to continue the Partnership and the Partnership business. If such election to continue the Partnership and its business is made by the Limited Partners, they shall also choose a new General Partner or General Partners.

          (c) Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution, but the Partnership shall not terminate until the Partnership's Certificate of Limited Partnership shall have been cancelled and the assets of the Partnership shall have been distributed as provided herein. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, as aforesaid, the business of the Partnership and the affairs of the Partners, as such, shall continue to be governed by this Agreement. The remaining General Partner or, if there be none, a liquidator appointed by the Limited Partners, shall liquidate the assets of the Partnership, and distribute the proceeds thereof as contemplated by this Agreement and cause the cancellation of the Partnership's Certificate of Limited Partnership.

     7.02 Distributions Upon Liquidation.
          ------------------------------

          After payment of liabilities owing to creditors, the General Partner or liquidator shall cause the remaining net assets of the Partnership to be distributed to all Partners with positive Capital Account balances (after such balances have been adjusted to reflect the allocation of Net Profits or Net Losses arising from such event pursuant to Sections 2.03, 2.04 and 2.05), in proportion to and to the extent of such positive balances. In the event that any part of such net assets consists of notes or accounts receivable or other non-cash assets, the General Partner or liquidator may take whatever steps it deems appropriate to convert such assets into cash or into any other form which would facilitate the distribution thereof. If any assets of the Partnership are to be distributed in kind, such assets shall be distributed on the basis of their fair market value net of any liabilities.


                                 ARTICLE VIII

                                 MISCELLANEOUS

     8.01 Notices.  Any and all notices, requests, elections, consents or
          -------
demands permitted or required to be made under this Agreement shall be in writing, signed by the Partner giving such notice, request, election, consent or demand, and shall be delivered personally, or sent by registered or certified mail, or by overnight mail, Federal Express or other similar commercial overnight courier, to the Partnership or to any other Partner or Partners, at their respective addresses set forth in Article I hereof, or at such other address as may be supplied by written notice given in conformity with the terms of this Section 8.01. The date of personal delivery, or the date of mailing or delivery to an overnight courier, as the case may be, shall be the date of such notice.

     8.02 Successors and Assigns.  Subject to the restrictions on transfer set
          ----------------------
forth herein, this Agreement, and each and every provision hereof, shall be binding upon and shall inure to the benefit of the Partners, their respective successors, successors-in-title, heirs and assigns, and each and every successor-in-interest to any Partner, whether such successor acquires such interest by way of gift, purchase, foreclosure, or by any other method, shall hold such interest subject to all of the terms and provisions of this Agreement.

     8.03 Amendments.  Amendments may be made to this Agreement from time to
          ----------
time by a writing duly executed by all Partners.

     8.04 Partition.  The Partners hereby agree that no Partner nor any
          ---------
successor-in-interest to any Partner, shall have the right while this Agreement remains in effect to have the property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have the property of the Partnership partitioned, and each Partner, on behalf of himself, his successors, representatives, heirs, and assigns, hereby waives any such right. It is the intention of the Partners that during the term of this Agreement, the rights of the Partners and their successors-in-interest, as among themselves, shall be governed by the terms of this Agreement, and that the right of any Partner or successor-in-interest to assign, transfer, sell or otherwise dispose of his interest in the Partnership shall be subject to the limitations and restrictions of this Agreement.

     8.05 No Waiver.  The failure of any Partner to insist upon strict
          ---------
performance of a covenant hereunder or of any obligation hereunder, irrespective of the length of time for which such failure continues, shall not be a waiver of such Partner's right to demand strict compliance in the future. No consent or waiver, express or implied, to or of any breach or default in the performance of any obligation hereunder, shall constitute a consent or waiver to or of any other breach or default in the performance of the same or any other obligation hereunder.

     8.06 Entire Agreement.  This Agreement constitutes the full and complete
          ----------------
agreement of the parties hereto with respect to the subject matter hereof.

     8.07 Captions.  Titles or captions of Articles or sections contained in
          --------
this Agreement are inserted only as a matter of convenience and for reference, and in no way define, limit, extend or describe the scope of this Agreement or the intent of any provision hereof.

     8.08 Counterparts.  This Agreement may be executed in a number of
          ------------
counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the Partners notwithstanding that all Partners have not signed the same counterpart.

     8.09 Applicable Law.  This Agreement and the rights and obligations of the
          --------------
parties hereunder shall be governed by and interpreted, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts.

     8.10 Gender, Etc.  In the case of all terms used in this Agreement, the
          -----------
singular shall include the plural and the masculine gender shall include the feminine and neuter, and vice versa, as the context requires.

     8.11 Creditors.  None of the provisions of this Agreement shall be for the
          ---------
benefit of or enforceable by any creditor of any Partner or of the Partnership other than a Partner who is such a creditor of the Partnership.

     8.12 Attorneys' Fees.  If any proceeding is brought by one Partner against
          ---------------
the other to enforce, or for breach of, any of the provisions of this Agreement, the prevailing Partner shall be entitled in such proceeding to recover reasonable attorneys' fees, together with the costs of such proceedings therein incurred.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

GENERAL PARTNER:

     NEW ENGLAND PENSION PROPERTIES IV; A REAL ESTATE LIMITED PARTNERSHIP, a Massachusetts limited partnership

     By: Fourth Copley Corp., a Massachusetts corporation, its Managing General Partner


          By: /s/ Wesley M. Gardiner, JR
             --------------------------------------

          Name:  WESLEY M. GARDINER, JR
               ------------------------------------

          Title: Vice President
                -----------------------------------

LIMITED PARTNER:

LEE-OXFORD LIMITED PARTNERSHIP, a Maryland limited partnership

     By: OAMCO XIII, L.L.C., a Maryland limited liability company, its General Partner


          By: /s/ James K. Lowe
             --------------------------------------

          Name: James K. Lowe
               ------------------------------------

          Title: Vice President
                -----------------------------------

     By:  /s/ Leo E. Zickler
          -----------------------------------------
          Leo E. Zickler, its General Partner

                             CONSENT OF GUARANTOR
                             --------------------

       The undersigned ("Guarantor") hereby consents to the formation of the Partnership and to the terms of the foregoing Limited Partnership Agreement and reaffirms its obligations under that Guarantee Agreement between Guarantor and New England Life Pension Properties IV; A Real Estate Limited Partnership dated as of August 1, 1986 (the "Guarantee") and reaffirms its waiver of each and every one of the defenses to such obligations as set forth in the Guarantee. The Guarantee is subject to satisfaction and discharge in accordance with the terms of that Payment Agreement of even date by and between the General Partner and the Limited Partner.


          OXFORD DEVELOPMENT CORPORATION, an
          Indiana corporation



          By:  /s/ Mark E. Schifrin
              ---------------------------
          Name:  Mark E. Schifrin
                -------------------------

          Title: Executive Vice President
                 ------------------------

                               PAYMENT AGREEMENT
                               -----------------


     This Agreement is made as of May 14, 1996 by and between New England Life Pension Properties IV; A Real Estate Limited Partnership, a Massachusetts limited partnership ("NELPP") and Lee-Oxford Limited Partnership, a Maryland limited partnership ("Oxford").

     WHEREAS, NELPP and Oxford are the sole partners of Lee Partners, a Maryland general partnership (the "Partnership");

     WHEREAS, NELPP made a loan to Oxford in the principal amount of up to $5,790,000 (the "Loan"), evidenced by a Promissory Note from Oxford to NELPP dated August 15, 1986, as amended by an Allonge to Promissory Note between Oxford and NELPP, dated as of October 7, 1986, a Second Allonge to Promissory Note between Oxford and NELPP, dated as of March 30, 1990, and a Second Allonge to Promissory Note between Oxford and NELPP, dated as of May 1, 1992, which Loan is guaranteed by Oxford Development Corporation, an Indiana corporation (the "Guarantor") pursuant to a Guarantee Agreement dated as of August 1, 1986 (the "Guaranty");

     WHEREAS, NELPP has entered into that certain Amended and Restated Pooling Agreement, dated as of December 1, 1995 (the "Pooling Agreement"), with Largo-Oxford Associates Limited Partnership, Montgomery-Oxford Associates Limited Partnership and Waters Landing-Oxford Associates Limited Partnership, a copy of the form of which Pooling Agreement is attached hereto as Exhibit A; and
                                                          ---------

     WHEREAS, NELPP and Oxford wish to provide for the release of the Guaranty upon the receipt by NELPP of certain payments.

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

     1. Concurrently with executing this Agreement, Oxford shall pay NELPP by wire transfer the sum of $250,000.

     2. Upon the receipt by NELPP of both of (a) the $250,000 payment described in paragraph 1 above and (b) an aggregate of an additional $400,000 pursuant to
Section 1(a) of the Pooling Agreement, the Guarantor shall be released and discharged from its obligations under the Guaranty and the Guaranty shall be cancelled and of no further force and effect.

     3. The obligations owed by Oxford in connection with the Loan shall remain outstanding in accordance with their terms.

     4. This Agreement constitutes the complete and exclusive statement of the agreement between the parties hereto regarding the subject matter hereof.

     5. This Agreement shall be construed and enforced in accordance with the laws of the State of Maryland.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                                 NEW ENGLAND LIFE PENSION
                                                 PROPERTIES IV; A REAL ESTATE
                                                 LIMITED PARTNERSHIP

                                                 By:  Fourth Copley Corp.



                                                 By: /s/ Wesley M. Gardiner Jr.
                                                    ---------------------------

                                                 LEE-OXFORD LIMITED PARTNERSHIP


                                                 By:  OAMCO XIII, L.L.C.


                                                      By: /s/ James K. Lowe
                                                         -----------------------
                                                         James K. Lowe,
                                                         Vice President


                                                 OXFORD DEVELOPMENT CORPORATION



                                                 By: /s/ Mark E. Schifrin
                                                    ----------------------------
                                                    Mark E. Schifrin
                                                    Executive Vice President